UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report, (Date of earliest event reported): March 6, 2017

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	814-00717	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10624 S. Eastern Ave., Ste. A209

Henderson, NV 89052

(Address of principal executive offices, zip code)

(877) 358-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events

United Health Products Inc. (UEEC) has filed a FDA (Food and Drug Administration) 510K Class II Application for expanded usage of its patented HemoStyp® products. The application will include expanded usage into general surgeries and internal procedures. HemoStyp® Dressings are made from regenerated cotton cellulose, treated with natural chemicals to become water soluble. When contacting blood and exudates, the cellulose expands into a clear gel, thereby adhering and creating pressure to seal the wound. HemoStyp® products are 100% cellulose and all natural. United Health Products Inc. anticipates a response from the FDA within 90 days.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Health Products, Inc.

Dated: March 6, 2017	By:	/s/ Douglas Beplate
Douglas Beplate, Chief Executive Officer

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